Exhibit 10.6

LIFELOCK, INC.
RESTRICTED STOCK UNIT
AGREEMENT FOR
[•]

1.Award of Restricted Stock Units. LifeLock, Inc., a Delaware corporation (the “Company”) hereby grants, as of [•] (the “Date of Grant”), an Award of [•] Restricted Stock Units (the “Restricted Stock Units”) to [•] (the “Recipient”). The Restricted Stock Units shall be subject to the terms, provisions, and restrictions set forth in this Restricted Stock Unit Agreement (the “Agreement”) and the Company’s 2012 Incentive Compensation Plan (as amended from time to time, the “Plan”), which is incorporated herein for all purposes. Additionally, this Agreement is subject to any Integrated Agreement, which is incorporated herein for all purposes. For purposes of this Agreement, “Integrated Agreement” means any written agreement entered into between the Company and the Recipient, or any written Company plan or program in which the Recipient becomes a participant, in each case entered into prior to or after the date hereof that provides for more beneficial vesting and/or exercise terms with respect to the Restricted Stock Units subject to this Agreement. As a condition to entering into this Agreement, and to the issuance of any shares of the Company’s common stock, par value $0.001 per share (“Shares”) (or any other securities of the Company pursuant thereto), the Recipient agrees to be bound by all of the terms and conditions herein and in the Plan and all applicable laws and regulations. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

2.Vesting of Restricted Stock Units.

(a)General Vesting. Except as otherwise provided in Section 2(b) and Section 3, the Restricted Stock Units shall become vested in the following amounts, at the following times, and upon the following conditions, provided that the Continuous Service of the Recipient continues through and on the applicable Vesting Date:

Percentage of Restricted Stock Units	Vesting Date
[__]% [__]%	[__] [__]
There shall be no proportionate or partial vesting of Restricted Stock Units in the periods prior to each Vesting Date, and except as otherwise provided in Section 2(b) and Section 2(c) hereof, all vesting of Restricted Stock Units shall occur only on the applicable Vesting Date.

(b)Acceleration of Vesting of Restricted Stock Units. Notwithstanding anything to the contrary in this Agreement, and subject to the terms of any Integrated Agreement, including any defined terms included therein, in the event that (i) there is a Change in Control that occurs prior to the date on which the Restricted Stock Units become fully vested, and (ii) during the period beginning two months prior to such Change in Control and ending 12 months following such Change in Control, the Company terminates the Recipient’s employment without Cause (an “Involuntary Termination”), 25% of the Restricted Stock Units not already vested as of the date of such termination shall be fully vested as of the later of the effective date of the Change in Control or the date of the Involuntary Termination. For purposes of this Section 2(b) and for the avoidance of doubt, to the extent that the terms “Change in Control” and “Cause” are defined in the Integrated Agreement, such terms will have the meaning as defined in the Integrated Agreement. Further, for the avoidance of doubt, if the Recipient becomes entitled to both (x) the vesting acceleration pursuant to this Section 2(b) and (y) the vesting acceleration in connection with an involuntary termination of Recipient’s employment pursuant to any Integrated Agreement, then the vesting acceleration under the foregoing clauses (x) and (y) shall not be additive but instead, the Recipient will be entitled to receive, with respect to this Award, the greater of the vesting acceleration under this Section 2(b), or the vesting acceleration available under the Integrated Agreement that provides the greatest vesting acceleration in connection with such involuntary termination.

3.Acceleration of Vesting at Company Discretion. Notwithstanding any other term or provision of this Agreement but subject to Section 12(m) (including compliance with subsection (iii) thereof), the Board or the Committee shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of the Recipient and of the Company, to accelerate the vesting of any Restricted Stock Units under this Agreement, at such times and upon such terms and conditions as the Board or the Committee shall deem advisable.
Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of all or a portion of any unvested Restricted Stock Units is accelerated in connection with the termination of Recipient’s Continuous Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if both (a) the Recipient is a “specified employee” within the meaning of Section 409A at the time of such termination of Continuous Service, and (b) the payment of such accelerated Restricted Stock Units would result in the imposition of additional tax under Section 409A if paid to the Recipient within the six-month period following the termination of the Recipient’s Continuous Service, then the payment of such accelerated Restricted Stock Units will not be made until the date that is six months and one day following the date of the termination of the Recipient’s Continuous Service, unless the Recipient dies following the termination of his or her Continuous Service, in which case, the Restricted Stock Units will be paid in Shares to the Recipient’s estate as soon as practicable following his or her death. It is the intent of this Agreement to be exempt from or comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or comply. However, in no event will the Company or any Related Entity reimburse the Recipient for any taxes that may be imposed or other costs incurred as a result of Section 409A. Each payment under this Agreement is intended to constitute a separate payment for purposes of Section 409A.
For purposes of this Agreement, “Section 409A” means Section 409A of the Code and any Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

4.Forfeiture of Non-Vested Units. If the Recipient’s Continuous Service is terminated for any reason, other than because of an Involuntary Termination, any Restricted Stock Units that are not vested, and that do not become vested pursuant to Section 2 or Section 3 hereof because of such termination shall be forfeited immediately upon such termination of Continuous Service and automatically transferred to and reacquired by the Company at no cost to the Company and without any payment to the Recipient. If the Recipient’s Continuous Service is terminated on account of an Involuntary Termination, any unvested Restricted Stock Units that do not become vested pursuant to Section 2(b) or Section 3 hereof as a result of such Involuntary Termination shall be forfeited immediately on the date of such Involuntary Termination and automatically transferred to and reacquired by the Company at no cost to the Company and without any payment to the Recipient, except for any unvested Restricted Stock Units that become vested pursuant to Section 2(b) or Section 3 hereof as a result of a Change in Control occurring on or before the end of the two‑month period immediately following the date of such Involuntary Termination. For the avoidance of doubt, any unvested Restricted Stock Units that otherwise may become eligible to vest in the event a Change in Control occurs on or before the end of the two‑month period immediately following the date of such Involuntary Termination will remain outstanding during the two‑month period, provided that if a Change in Control does not occur during such period, the unvested Restricted Stock Units will be forfeited immediately upon the date two months after the date of the Involuntary Termination and automatically transferred to and reacquired by the Company at no cost to the Company and without any payment to the Recipient. The Committee shall have the power and authority to enforce on behalf of the Company any rights of the Company under this Agreement in the event of the Recipient’s forfeiture of the unvested Restricted Stock Units pursuant to this Section 4. The Recipient will not be entitled to a refund of the price paid for the Restricted Stock Units, if any, that are returned to the Company pursuant to this Section 4. The Recipient’s Continuous Service will be considered terminated as of the date that the Recipient no longer is actively providing services to the Company or any Related Entity (as applicable), regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Recipient is employed or providing services, or the terms of the Recipient’s employment or service agreement, if any; and unless otherwise expressly provided in this Agreement or determined by the Committee, the Recipient’s right to vest in this Award of Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period. The Committee shall have the exclusive discretion to determine when the Recipient no longer is actively providing services for purposes of this Award of Restricted Stock Units (including whether the Recipient still may be considered to be providing services while on a leave of absence).

5.Payment for Vested Restricted Stock Units.

(a)Delivery of Shares. The Company shall deliver to the Recipient one Share for each vested Restricted Stock Unit awarded hereunder within 30 days following the date on which the portion of the Restricted Stock Units to which the distribution relates vests (but in no event later than March 15 of the calendar year following the date on which the Restricted Stock Units to which the distribution relates vests), subject to Section 3 and subject to the Recipient satisfying any applicable tax withholdings described in Section 8. In no event will the Recipient be permitted, directly or indirectly, to specify the taxable year of the payment of any Restricted Stock Units payable under this Agreement.

6.Rights with Respect to Restricted Stock Units.

(a)No Rights as Stockholder Until Delivery. Except as otherwise provided in this Section 6, the Recipient shall not have any rights, benefits, or entitlements with respect to the Shares corresponding to the Restricted Stock Units unless and until those Shares are delivered to the Recipient (and thus shall have no voting rights, or rights to receive any dividend declared, before those Shares are so delivered). On or after delivery, the Recipient shall have, with respect to the Shares delivered, all of the rights of a holder of Shares granted pursuant to the certificate of incorporation and other governing instruments of the Company, or as otherwise available at law.

(b)Adjustments to Shares. If at any time while this Agreement is in effect and before any Shares have been delivered with respect to any Restricted Stock Units, there shall be any dividend or other distribution (whether in the form of stock, cash, other securities, or other property), stock split, reverse stock split, reorganization, reclassification, recapitalization, combination, repurchase, or exchange of Shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, split-up, spin-off or other corporate transaction or event, then and in that event, the Committee shall make any adjustments it deems fair and appropriate, in view of such change, in the number and kind of Shares subject to the Restricted Stock Units then subject to this Agreement, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Award. If any such adjustment shall result in a fractional Share, such fraction shall be disregarded.

(c)No Restriction on Certain Transactions. Notwithstanding any term of provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock Units awarded hereunder, shall not affect in any manner the right, power, or authority of the Company or any Related Entity to make, authorize, or consummate: (i) any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s or any Related Entity’s capital structure or its business; (ii) any merger, consolidation, or similar transaction by or of the Company or any Related Entity; (iii) any offer, issue, or sale by the Company or any Related Entity of any capital stock of the Company or any Related Entity, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Shares represented by the Restricted Stock Units and/or that would include, have, or possess other rights, benefits, and/or preferences superior to those that such Shares include, have, or possess, or any warrants, options, or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company or any Related Entity; (v) any sale, transfer, or assignment of all or any part of the stock, assets, or business of the Company or any Related Entity; or (vi) any other corporate transaction, act, or proceeding (whether of a similar character or otherwise).

7.Transferability. The Restricted Stock Units are not transferable unless and until the Shares have been delivered to the Recipient in settlement of the Restricted Stock Units in accordance with this Agreement, otherwise than by will or under the applicable laws of descent and distribution. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Recipient. Upon any attempt to effect a Transfer of any Restricted Stock Units prior to the date on which the Shares have been delivered to the Recipient in settlement of the Restricted Stock Units, or any right or privilege conferred hereby, this Award of Restricted Stock Units and the rights and privileges conferred hereby immediately will become null and void. For purposes of this Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, attachment, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

8.Restrictions on Sale of Securities. Any sale of the Shares issued under this Agreement will be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable laws.

9.Tax Matters.

(a)Withholding. As a condition to the Company’s obligations with respect to the Restricted Stock Units (including, without limitation, any obligation to deliver any Shares) hereunder, the Recipient shall pay or make adequate arrangements satisfactory to the Company to pay to the Company any Tax Obligations. For purposes of this Agreement, “Tax Obligations” means tax, social insurance and social security liability obligations and requirements in connection with this Award, including, without limitation, (i) all federal, state, and local income, employment and any other taxes (including the Recipient’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company (or Related Entity, as applicable), (ii) the Recipient’s and, to the extent required by the Company (or Related Entity, as applicable), the Company’s (or Related Entity’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of this Award or sale of Shares issued under this Award, and (iii) any other taxes or social insurance or social security liabilities or premium the responsibility for which the Recipient has, or has agreed to bear, with respect to this Award (or exercise thereof or issuance of Shares or other consideration thereunder). If the Recipient shall fail to satisfy the Tax Obligations, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including the withholding of any shares that otherwise would be delivered to Recipient under this Agreement) otherwise due to the Recipient any Tax Obligations. The Recipient acknowledges and agrees that:

(i)the Recipient is ultimately responsible for all Tax Obligations and the Recipient’s liability for Tax Obligations may exceed the amount withheld by the Company and/or the Related Entity employing or retaining the Recipient (the “Employer”), if any;

(ii)the Company and/or the Employer make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of this Award of Restricted Stock Units, including, but not limited to, the grant or vesting of these Restricted Stock Units, the subsequent sale of Shares issued under this Award and the receipt of any dividends;

(iii)the Company and/or the Employer do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Award of Restricted Stock Units to reduce or eliminate the Recipient’s liability for Tax Obligations or achieve any particular tax result;

(iv)the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction if the Recipient is subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable; and

(v)if the Recipient fails to make arrangements satisfactory to the Company for the payment of any Tax Obligations at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Section 2 or Section 3 or at any other time any Tax Obligations related to the Restricted Stock Units otherwise are due, the Recipient will permanently forfeit such Restricted Stock Units, and such Restricted Stock Units will be returned to the Company at no cost to the Company.

(b)Satisfaction of Withholding Requirements. When Shares are issued as payment for vested Restricted Stock Units, the Company will withhold a portion of the Shares that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable Tax Obligations required to be withheld by the Company with respect to the Shares, unless the Company, in its sole discretion, requires the Recipient to make alternate arrangements satisfactory to the Company for such withholdings in advance of the arising of any withholding obligations. No fractional Shares will be withheld or issued pursuant to the grant of Restricted Stock Units and the issuance of Shares hereunder. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares will be issued to Recipient, unless and until all income, employment and other taxes which the Company determines must be withheld with respect to such Shares have been withheld. The Recipient will permanently forfeit the Restricted Stock Units if Recipient fails to comply with his or her obligations in connection with the payment of required Tax Obligations described in this Section 9. If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, the Recipient is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Obligations.

(c)No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Recipient’s participation in the Plan, or the Recipient’s acquisition or sale of Shares pursuant to this Award of Restricted Stock Units. The Recipient should consult with his or her own personal tax, legal, accounting and financial advisors regarding the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement and all other aspects of the Recipient’s participation in the Plan before taking any action related to the Plan. In no event will the Company pay or reimburse the Recipient for any taxes or other costs imposed in connection with the Restricted Stock Units.

10.Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by a duly authorized officer of the Company, provided that any modification that is adverse to the Recipient will not be effective unless the Recipient consents in writing to the modification. No promises, assurances, commitments, agreements, undertakings, or representations, whether oral, written, electronic, or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. The Company reserves the right to impose other requirements on the Recipient’s participation in the Plan, on this Award of Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal, procedural or administrative reasons, and to require the Recipient to execute any additional agreements or undertakings that may be necessary to accomplish the foregoing; provided, for the avoidance of doubt, that such additional agreements or undertakings shall not impose an extension of the period of Continuous Service required to vest in this Award, increase post-service obligations of the Recipient, or other similar changes to this Award. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Recipient and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of the Recipient under this Agreement may only be assigned with the prior written consent of the Company.

11.Complete Agreement. This Agreement and the Plan (together with any Integrated Agreement, and other agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior promises, assurances, commitments, agreements, undertakings, or representations, whether oral, written, electronic, or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way. The Recipient expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein.

12.Miscellaneous.

(a)No Guarantee of Continued Service. THE RECIPIENT ACKNOWLEDGES AND AGREES THAT THE SERVICE-BASED VESTING CONDITION OF THE RESTRICTED STOCK UNITS WILL BE SATISFIED ONLY THROUGH CONTINUOUS SERVICE AT THE WILL OF THE COMPANY (OR THE EMPLOYER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. THE RECIPIENT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING CRITERIA SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUOUS SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH ANY RIGHT OF THE RECIPIENT OR OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE THE RECIPIENT’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

(b)Amendment, Suspension or Termination of the Plan. By accepting this Award, the Recipient expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and that he or she has received, read and understood a description of the Plan. The Recipient understands that the Plan is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan. The Recipient agrees to be bound by such modification, amendment, suspension or termination regardless of whether notice is given to the Recipient of such event.

(c)Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

(d)Additional Conditions to Issuance of Certificates for Shares. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any federal, state, local or non‑U.S. law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Recipient (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such U.S. federal, state, local or non‑U.S. law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.

(e)No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements, or arrangements, and any such plans, agreements, and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

(f)Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or under any applicable law, rule, or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock Units hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the Award hereunder shall remain in full force and effect).

(g)No Trust or Fund Created. Neither this Agreement nor the grant of Restricted Stock Units hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company or any Related Entity pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

(h)Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the state of Delaware (without reference to the conflict of laws rules or principles thereof).

(i)Interpretation. The Committee will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon the Recipient, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

(j)Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units or other awards that may be granted under the Plan by electronic means or request the Recipient’s consent to participate in the Plan by electronic means. The Recipient hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(k)Headings. Section, paragraph, and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

(l)Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at 60 E. Rio Salado Parkway, Suite 400, Tempe, Arizona 85281, or if the Company should move its principal office, to such principal office, and, in the case of the Recipient, to the Recipient’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section. The Recipient further agrees to notify the Company upon any change in the Recipient’s address as shown on the Company’s records.

(m)Compliance with Section 409A.

(i)General. It is the intention of both the Company and the Recipient that the benefits and rights to which the Recipient could be entitled pursuant to this Agreement are exempt from the requirements of Section 409A, and the provisions of this Agreement shall be construed in a manner consistent with that intention. If the Recipient or the Company believes, at any time, that any such benefit or right is not exempt from Section 409A, it shall promptly advise the other and the parties shall negotiate reasonably and in good faith to amend the terms of such benefits and rights such that they comply with, or are exempt from, the requirements of Section 409A (with the most limited possible economic effect on the Recipient and on the Company).

(ii)No Representations as to Section 409A Compliance. Notwithstanding the foregoing, the Company does not make any representation to the Recipient that the Restricted Stock Units awarded pursuant to this Agreement or the shares associated with such Units are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Recipient or any Beneficiary for any tax, additional tax, interest or penalties that the Recipient or any Beneficiary may incur in the event that any provision of this Agreement, or any amendment or modification thereof or any other action taken with respect thereto is deemed to violate any of the requirements of Section 409A.

(iii)No Acceleration of Payments. Neither the Company nor the Recipient, individually or in combination, may accelerate any payment or benefit that is subject to Section 409A, except in compliance with Section 409A and the provisions of this Agreement, and no amount that is subject to Section 409A shall be paid prior to the earliest date on which it may be paid without violating Section 409A.

(iv)Treatment of Each Installment as a Separate Payment. For purposes of applying the provisions of Section 409A to this Agreement, each separately identified amount to which the Recipient is entitled under this Agreement shall be treated as a separate payment. In addition, to the extent permissible under Section 409A, any series of installment payments under this Agreement shall be treated as a right to a series of separate payments.

(n)Non-Waiver of Breach. The waiver by any party hereto of the other party’s prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he, she or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

(o)Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.
[Signature Page Follows]
IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement effective as of the date first written above.
COMPANY:
LIFELOCK, INC.
By:
Name:
Title:

The Recipient acknowledges receipt of a copy of the Plan and represents that the Recipient has reviewed the provisions of the Plan and this Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this Award subject to all of the terms and provisions of the Plan and this Agreement. The Recipient further represents that the Recipient has had an opportunity to obtain the advice of counsel prior to executing this Agreement.
RECIPIENT:

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